Exhibit 10.1

SECOND AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of February 16, 2018, by and between OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time (each a “Lender” and collectively, the “Lenders”) including Oxford in its capacity as a Lender and SILICON VALLEY BANK, a California corporation with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 (“Bank” or “SVB”) and NUVECTRA CORPORATION, a Delaware corporation (“Nuvectra”), ALGOSTIM, LLC, a Delaware limited liability company (“Algostim”), PELVISTIM LLC, a Delaware limited liability company (“PelviStim”), and NEURONEXUS TECHNOLOGIES, INC., a Michigan corporation (“NeuroNexus”), each with offices located at 5830 Granite Parkway, Suite 1100, Plano, TX 75024 (Nuvectra, Algostim, PelviStim and NeuroNexus are individually and collectively, jointly and severally, “Borrower”).

Recitals

A.     Collateral Agent, Lenders and Borroywer have entered into that certain Loan and Security Agreement dated as of March 18, 2016 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as February 14, 2017, the “Loan Agreement”).

B.     Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.     Borrower has requested that Collateral Agent and Lenders (i) extend additional credit to Borrower, (ii) remove the Revolving Line (as in effect prior to the Second Amendment Effective Date), and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.     Collateral Agent and Lenders have agreed to modify such consent and to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.         Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.        Amendments to Loan Agreement.

2.1     Section 2.2 (Term Loans). Section 2.2 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“2.2     Term Loans.

(a)     Availability.

(i)     Subject to the terms and conditions of this Agreement, prior to the Second Amendment Effective Date, the Lenders, severally and not jointly, made loans to Borrower according to (X) each Lender’s Term Loan Commitment as set forth on Schedule 1.1 hereto (as in effect prior to the Second Amendment Effective Date) (such term loans are hereinafter referred to collectively as the “Original Term Loans”) and (Y) each Lender’s Revolving Line Commitment as set forth on Schedule 1.1 hereto (as in effect prior to the Second Amendment Effective Date) (such revolving loans are hereinafter referred to collectively as the “Original Revolving Loans” and, together with the Original Term Loans, collectively, the “Original Loans”).

(ii)     Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, to make term loans to Borrower on the Second Amendment Effective Date as follows:

1)     SVB shall make a term loan to Borrower in an amount equal to Thirteen Million Seven Hundred Fifty Thousand Dollars ($13,750,000.00) to refinance the Original Term Loans by SVB (the “SVB Term A Loan”).

2)     Oxford shall make a term loan to Borrower in an amount equal to Thirteen Million Seven Hundred Fifty Thousand Dollars ($13,750,000.00) to refinance the Original Term Loans by Oxford (the “Oxford Term A Loan”, and together with the SVB Term A Loan, each, a “Term A Loan” and collectively, the “Term A Loans”). After repayment, no Term A Loan may be re-borrowed.

(iii)     Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Second Draw Period, to make term loans to Borrower in an aggregate amount equal to Twelve Million Five Hundred Thousand Dollars ($12,500,000.00) and disbursed in a single advance according to each Lender’s Term B Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term B Loan”, and collectively as the “Term B Loans”). After repayment, no Term B Loan may be re-borrowed.

(iv)     Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Third Draw Period, to make term loans to Borrower in an aggregate amount equal to Five Million Dollars ($5,000,000.00) and disbursed in a single advance according to each Lender’s Term C Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term C Loan”, and collectively as the “Term C Loans”; each Term A Loan, Term B Loan or Term C Loan is hereinafter referred to singly as a “Term Loan” and the Term A Loans, Term B Loans and Term C Loans are hereinafter referred to collectively as the “Term Loans”). After repayment, no Term C Loan may be re-borrowed.

(b)     Repayment. Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Funding Date of each Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Funding Date of each Term Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the first Payment Date thereof. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.4(a), and (3) a repayment schedule (i) with respect to the Term A Loans, equal to (A) thirty (30) months, if the Term B Loans are funded prior to the end of the Second Draw Period, or (B) thirty-six (36) months, if the Term B Loans are not funded prior to the end of the Second Draw Period, (ii) with respect to the Term B Loans, equal to thirty (30) months, and (iii) with respect to the Term C Loans, equal to (A) thirty (30) months, if the Term B Loans are funded prior to the end of the Second Draw Period, or (B) if the Term B Loans are not funded prior to the end of the Second Draw Period, the number of months remaining during the period commencing on the second (2nd) Payment Date following the Funding Date of the Term C Loans and ending on the Maturity Date. All unpaid principal and accrued and unpaid interest with respect to each Term Loan is due and payable in full on the Maturity Date. Each Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).

(c)     Mandatory Prepayments. If the Term Loans are accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to Lenders, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of: (i) all outstanding principal of the Term Loans plus accrued and unpaid interest thereon through the prepayment date, (ii) the Final Payment, (iii) the Prepayment Fee, plus (iv) all other Obligations that are due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts. Notwithstanding (but without duplication with) the foregoing, on the Maturity Date, if the Final Payment had not previously been paid in full in connection with the prepayment of the Term Loans in full, Borrower shall pay to Collateral Agent, for payment to each Lender in accordance with its respective Pro Rata Share, the Final Payment in respect of the Term Loans.

(d)     Permitted Prepayment of Term Loans. Borrower shall have the option to prepay all, but not less than all, of the Term Loans advanced by the Lenders under this Agreement, provided Borrower (i) provides written notice to Collateral Agent of its election to prepay the Term Loans at least thirty (30) days prior to such prepayment, and (ii) pays to the Lenders on the date of such prepayment, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of (A) all outstanding principal of the Term Loans plus accrued and unpaid interest thereon through the prepayment date, (B) the Final Payment, (C) the Prepayment Fee, plus (D) all other Obligations that are due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts.”

2.2      Section 2.3 (Revolving Advances). Section 2.3 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“2.3     Intentionally Omitted.”

2.3      Section 2.5 (Secured Promissory Notes). Section 2.5 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“2.5     Secured Promissory Notes. The Term Loans shall be evidenced by a Secured Promissory Note or Notes in the form attached as Exhibit D hereto (other than the two Original Term Loans made by Oxford and that are being refinanced on the Second Amendment Effective Date, which shall be evidenced by Amended and Restated Secured Promissory Notes in the form attached as Exhibit E hereto) (each a “Secured Promissory Note”), and shall be repayable as set forth in this Agreement. Borrower irrevocably authorizes each Lender to make or cause to be made, on or about the Funding Date of any Term Loan or at the time of receipt of any payment of principal on such Lender’s Secured Promissory Note, an appropriate notation on such Lender’s Secured Promissory Note Record reflecting the making of such Term Loan or (as the case may be) the receipt of such payment. The outstanding amount of each Term Loan set forth on such Lender’s Secured Promissory Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender’s Secured Promissory Note Record shall not limit or otherwise affect the obligations of Borrower under any Secured Promissory Note or any other Loan Document to make payments of principal of or interest on any Secured Promissory Note when due. Upon receipt of an affidavit of an officer of a Lender as to the loss, theft, destruction, or mutilation of its Secured Promissory Note, Borrower shall issue, in lieu thereof, a replacement Secured Promissory Note in the same principal amount thereof and of like tenor.”

2.4     Section 2.6 (Fees – Final Payment). Section 2.6(c) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(c)     Final Payment.

(i)     The Final Payment, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares; and

(ii)     A fully-earned, non-refundable final payment, due on the Second Amendment Effective Date in connection with the Original Term Loans, in the aggregate amount of Seven Hundred Eighty-Eight Thousand Seven Hundred Forty-Five and 56/100 Dollars ($788,745.56) (the “Second Amendment Final Payment”), payable to Oxford, in its capacity as a Lender, and SVB, to be shared in accordance with their respective Pro Rata Shares. For the sake of clarity, the Second Amendment Final Payment shall not reduce the Final Payment otherwise due in connection with Section 2.6(c)(i) hereof.”

2.5     Section 2.6 (Fees – Prepayment Fee). Section 2.6(d) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(d)     Prepayment Fee. The Prepayment Fee, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares. For the sake of clarity, the Funding Date of each Term A Loan is the Second Amendment Effective Date.”

2.6     Section 2.6 (Fees – Termination Fee). A new Section 2.6(i) of the Loan Agreement hereby is added to read as follows:

“(d)     Termination Fee. A termination fee in the amount of One Million Three Hundred Forty-Two Thousand Five Hundred Four and 44/100 Dollars ($1,342,504.44) (the “Termination Fee”), to be shared between the Lenders in accordance with their respective Pro Rata Shares, which Termination Fee shall be due and payable if the Term A Loans are subject to prepayment prior to the Maturity Date, whether by mandatory or voluntary prepayment, acceleration or otherwise.”

2.7     Section 3.2 (Conditions Precedent to all Credit Extensions). Section 3.2 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“3.2     Conditions Precedent to all Credit Extensions. The obligation of each Lender to make each Credit Extension, including the initial Credit Extension, is subject to the following conditions precedent:

(a)     receipt by (i) the Lenders of an executed Disbursement Letter in the form of Exhibit B-1 attached hereto; and (ii) SVB of an executed Loan Payment/Advance Request Form in the form of Exhibit B-2 attached hereto;

(b)     the representations and warranties in Section 5 hereof shall be true, accurate and complete in all material respects on the date of the Disbursement Letter (and the Loan Payment/Advance Request Form) and on the Funding Date of each Credit Extension; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and no Event of Default shall have occurred and be continuing or result from the Credit Extension. Each Credit Extension is Borrower’s representation and warranty on that date that the representations and warranties in Section 5 hereof are true, accurate and complete in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date;

(c)     in such Lender’s sole discretion, there has not been any Material Adverse Change;

(d)     to the extent not delivered at the Effective Date, duly executed original Secured Promissory Notes and Warrants, in number, form and content acceptable to each Lender, and in favor of each Lender according to its Term Loan Commitment Percentage, with respect to each Credit Extension made by such Lender after the Effective Date, and, provided that the Warrants for any Credit Extension made by a Lender after the Second Amendment Effective Date shall grant to such Lender the right to acquire shares of common stock of Borrower in an amount equal to (1) four and one-half percent (4.50%) of the amount of such Credit Extension, divided by (2) the lower of (i) the average closing price of such common stock for the previous ten days of trading (calculated on the day prior to the Funding Date for such Credit Extension) and (ii) the closing price of such common stock on the trading day prior to the Funding Date for such Credit Extension, and such Warrants shall have an exercise price equal to such price determined pursuant to the foregoing clause (2); and

(e)     payment of the fees and Lenders’ Expenses then due as specified in Section 2.6 hereof.”

2.8     Section 3.4 (Procedures for Borrowing). Section 3.4(b) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(b)     Intentionally Omitted.”

2.9     Section 5.9 (Use of Proceeds). Section 5.9 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“5.9     Use of Proceeds. Borrower shall use the proceeds of the Credit Extensions solely as working capital and to fund its general business requirements, and to refinance the Original Loans, in accordance with the provisions of this Agreement, and not for personal, family, household or agricultural purposes.”

2.10     Section 5.11 (Accounts Receivable). Section 5.11 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“5.11     Intentionally Omitted.”

2.11     Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2(a)(iii) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(iii)      as soon as available after approval thereof by Borrower’s Board of Directors, but no later than the earlier of thirty (30) days after the last day of each of Borrower’s fiscal years or within seven (7) Business Days of approval by Borrower’s Board of Directors, Borrower’s annual financial projections for the entire current fiscal year as approved by Borrower’s Board of Directors, which such annual financial projections shall be set forth in a quarter-by-quarter format (such annual financial projections as originally delivered to Collateral Agent and the Lenders are referred to herein as the “Annual Projections”; provided that, any revisions of the Annual Projections approved by Borrower’s Board of Directors shall be delivered to Collateral Agent and the Lenders no later than seven (7) Business Days after such approval);”.

2.12     Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2(a)(ix) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(ix)      Intentionally Omitted.”

2.13     Section 6.10 (Financial Covenant). Section 6.10 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“6.10     Financial Covenant. Borrower shall achieve product revenue (determined in accordance with GAAP), measured as of the last day of each fiscal quarter on a trailing three (3) month basis, greater than or equal to the amounts set forth below for the corresponding measuring periods.

Measuring Period End Date	Minimum Product Revenue
December 31, 2017	$7,200,000
March 31, 2018	$8,075,000
June 30, 2018	$8,500,000
September 30, 2018	$9,860,000
December 31, 2018	$12,070,000

For the 2019 fiscal year and each year thereafter, new minimum product revenue levels shall be set by the mutual agreement of Borrower, Collateral Agent and the Lenders based on the Annual Projections delivered by Borrower to each Lender pursuant to Section 6.2(a)(iii) hereof (without regard, however, to any revisions to such Annual Projections provided by Borrower pursuant to Section 6.2(a)(iii)) and pursuant to an amendment to this Agreement which Borrower hereby agrees to execute by no later than February 28th of each year. Such revenue projections shall be acceptable to Collateral Agent and Lenders in their sole discretion and in any case shall require Borrower achieve product revenue (determined in accordance with GAAP), measured as of the last day of each fiscal quarter on a trailing three (3) month basis, greater than or equal to the greater of (i) seventy-five percent (75%) of the product revenue target as set forth in such, and (ii) Twelve Million Dollars ($12,000,000.00). Furthermore, such projections shall demonstrate year over year revenue growth (determined by comparing each individual quarter with the corresponding quarter from the previous year) and it shall be an immediate Event of Default if Borrower, Collateral Agent and Lenders fail to enter into the aforementioned amendment on or prior to February 28 of each year.”

2.14     Section 6.14 (Accounts Receivable). Section 6.14 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“6.14     Intentionally Omitted.”

2.15     Section 8.1 (Payment Default). Section 8.1 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“8.1     Payment Default. Borrower fails to (a) make any payment of principal or interest on any Credit Extension on its due date, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day grace period shall not apply to payments due on the Maturity Date or the date of acceleration pursuant to Section 9.1 (a) hereof). During the cure period, the failure to cure the payment default is not an Event of Default (but no Credit Extension will be made during the cure period);”

2.16     Section 9.4 (Application of Payments and Proceeds). Section 9.4 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“9.4     Application of Payments and Proceeds. Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default, (a) Borrower irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by Collateral Agent from or on behalf of Borrower or any of its Subsidiaries of all or any part of the Obligations, and, as between Borrower on the one hand and Collateral Agent and Lenders on the other, Collateral Agent shall have the continuing and exclusive right to apply and to reapply any and all payments received against the Obligations in such manner as Collateral Agent may deem advisable notwithstanding any previous application by Collateral Agent, and (b) the proceeds of any sale of, or other realization upon all or any part of the Collateral shall be applied: first, to the Lenders’ Expenses; second, to accrued and unpaid interest on the Obligations (including any interest which, but for the provisions of the United States Bankruptcy Code, would have accrued on such amounts); third, to the principal amount of the Obligations outstanding; and fourth, to any other indebtedness or obligations of Borrower owing to Collateral Agent or any Lender under the Loan Documents. Any balance remaining shall be delivered to Borrower or to whoever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct. In carrying out the foregoing, (x) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category, and (y) each of the Persons entitled to receive a payment in any particular category shall receive an amount equal to its pro rata share of amounts available to be applied pursuant thereto for such category. Any reference in this Agreement to an allocation between or sharing by the Lenders of any right, interest or obligation “ratably,” “proportionally” or in similar terms shall refer to Pro Rata Share unless expressly provided otherwise. Collateral Agent, or if applicable, each Lender, shall promptly remit to the other Lenders such sums as may be necessary to ensure the ratable repayment of each Lender’s portion of any Term Loan and the ratable distribution of interest, fees and reimbursements paid or made by Borrower. Notwithstanding the foregoing, a Lender receiving a scheduled payment shall not be responsible for determining whether the other Lenders also received their scheduled payment on such date; provided, however, if it is later determined that a Lender received more than its ratable share of scheduled payments made on any date or dates, then such Lender shall remit to Collateral Agent or other Lenders such sums as may be necessary to ensure the ratable payment of such scheduled payments, as instructed by Collateral Agent. If any payment or distribution of any kind or character, whether in cash, properties or securities, shall be received by a Lender in excess of its ratable share, then the portion of such payment or distribution in excess of such Lender’s ratable share shall be received by such Lender in trust for and shall be promptly paid over to the other Lender for application to the payments of amounts due on the other Lenders’ claims. To the extent any payment for the account of Borrower is required to be returned as a voidable transfer or otherwise, the Lenders shall contribute to one another as is necessary to ensure that such return of payment is on a pro rata basis. If any Lender shall obtain possession of any Collateral, it shall hold such Collateral for itself and as agent and bailee for Collateral Agent and other Lenders for purposes of perfecting Collateral Agent’s security interest therein.”

2.17     Section 10 (Notices). The reference to VLP Law Group LLP and such Person’s address in Section 10 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“DLA Piper LLP (US)

500 8th Street, NW

Washington, DC 20004

Attn: Eric Eisenberg

Fax: (202) 799-5211

E-mail: eric.eisenberg@dlapiper.com”

The reference to Norton Rose Fulbright and such Person’s address in Section 10 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“Dorsey & Whitney LLP

300 Crescent Court, Suite 400

Dallas, TX 75201

Attn: Laura Kalesnik

Fax: (214) 981-9901

E-mail: kalesnik.laura@dorsey.com”

2.18     Section 12.6 (Amendments in Writing; Integration). Section 12.6(a)(i) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(i)     no such amendment, waiver or other modification that would have the effect of increasing or reducing a Lender’s Term Loan Commitment, Term Loan Commitment Percentage shall be effective as to such Lender without such Lender’s written consent;”

2.19     Section 12.6 (Amendments in Writing; Integration). Section 12.6(a)(iii) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(iii)     no such amendment, waiver or other modification shall, unless signed by all the Lenders directly affected thereby, (A) reduce the principal of, rate of interest on or any fees with respect to any Term Loan or forgive any principal, interest (other than default interest) or fees (other than late charges) with respect to any Term Loan (B) postpone the date fixed for, or waive, any payment of principal of any Term Loan or of interest on any Term Loan (other than default interest) or any fees provided for hereunder (other than late charges or for any termination of any commitment); (C) change the definition of the term “Required Lenders” or the percentage of Lenders which shall be required for the Lenders to take any action hereunder; (D) release all or substantially all of any material portion of the Collateral, authorize Borrower to sell or otherwise dispose of all or substantially all or any material portion of the Collateral or release any Guarantor of all or any portion of the Obligations or its guaranty obligations with respect thereto, except, in each case with respect to this clause (D), as otherwise may be expressly permitted under this Agreement or the other Loan Documents (including in connection with any disposition permitted hereunder); (E) amend, waive or otherwise modify this Section 12.6 or the definitions of the terms used in this Section 12.6 insofar as the definitions affect the substance of this Section 12.6; (F) consent to the assignment, delegation or other transfer by Borrower of any of its rights and obligations under any Loan Document or release Borrower of its payment obligations under any Loan Document, except, in each case with respect to this clause (F), pursuant to a merger or consolidation permitted pursuant to this Agreement; (G) amend any of the provisions of Section 9.4 or amend any of the definitions of Pro Rata Share, Term Loan Commitment, Term Loan Commitment Percentage, or that provide for the Lenders to receive their Pro Rata Shares of any fees, payments, setoffs or proceeds of Collateral hereunder; (H) subordinate the Liens granted in favor of Collateral Agent securing the Obligations; or (I) amend any of the provisions of Section 12.10. It is hereby understood and agreed that all Lenders shall be deemed directly affected by an amendment, waiver or other modification of the type described in the preceding clauses (C), (D), (E), (F), (G) and (H) of the preceding sentence;”

2.20      Section 12.12 (Cooperation of Borrower). Section 12.2 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“12.12   Cooperation of Borrower. If necessary, Borrower agrees to (i) execute any documents (including new Secured Promissory Notes) reasonably required to effectuate and acknowledge each assignment of a Term Loan Commitment or Credit Extension to an assignee in accordance with Section 12.1, (ii) make Borrower’s management available to meet with Collateral Agent and prospective participants and assignees of Term Loan Commitments or Loans, or Credit Extensions (which meetings shall be conducted no more often than twice every twelve months unless an Event of Default has occurred and is continuing), and (iii) assist Collateral Agent or the Lenders in the preparation of information relating to the financial affairs of Borrower as any prospective participant or assignee of a Term Loan Commitment or Credit Extensions reasonably may request. Subject to the provisions of Section 12.9, Borrower authorizes each Lender to disclose to any prospective participant or assignee of a Term Loan Commitment, any and all information in such Lender’s possession concerning Borrower and its financial affairs which has been delivered to such Lender by or on behalf of Borrower pursuant to this Agreement, or which has been delivered to such Lender by or on behalf of Borrower in connection with such Lender’s credit evaluation of Borrower prior to entering into this Agreement.”

2.21     Section 13.1 (Definitions). The following terms and their respective definitions hereby are added or amended and restated in their entirety, as applicable, to Section 13.1 of the Loan Agreement as follows:

“Amortization Date” is, (i) with respect to the Term A Loans, (A) April 1, 2020, if the Term B Loans are funded prior to the end of the Second Draw Period, or (B) October 1, 2019, if the Term B Loans are not funded prior to the end of the Second Draw Period, (ii) with respect to the Term B Loans, April 1, 2020, and (iii) with respect to the Term C Loans, (A) April 1, 2020, if the Term B Loans are funded prior to the end of the Second Draw Period, or (B) if the Term B Loans are not funded prior to the end of the Second Draw Period, the first (1st) Payment Date following the Funding Date of the Term C Loans.

“Basic Rate” is with respect to a Term Loan, the floating per annum rate of interest (based on a year of three hundred sixty (360) days) equal to the greater of (i) eight and sixty-five hundredths of one percent (8.65%) and (ii) the sum of (A) the “prime rate” reported in the Wall Street Journal on the date occurring on the last Business Day of the month that immediately precedes the month in which the interest will accrue, plus (B) four and fifteen hundredths of one percent (4.15%). Notwithstanding the foregoing, the Basic Rate for the Term A Loans for the period from the Effective Date through and including February 28, 2018 shall be eight and sixty-five hundredths of one percent (8.65%).

“Credit Extension” is any Term Loan, or any other extension of credit by Collateral Agent or Lenders for Borrower’s benefit.

“Maturity Date” is September 1, 2022.

“Original Loans” is defined in Section 2.2(a)(i) hereof.

“Original Revolving Loans” is defined in Section 2.2(a)(i) hereof.

“Original Term Loans” is defined in Section 2.2(a)(i) hereof.

“Oxford Term A Loan” is defined in Section 2.2(a)(ii)(2) hereof.

“Payment Date” is the first (1st) calendar day of each calendar month, commencing on March 1, 2018 for the Term A Loans and April 1, 2018 for the Term B Loans.

“Required Lenders” means (i) for so long as all of the Persons that are Lenders on the Effective Date (each an “Original Lender”) have not assigned or transferred any of their interests in their Term Loans, Lenders holding one hundred percent (100%) of the aggregate outstanding principal balance of the Term Loans, or (ii) at any time from and after any Original Lender has assigned or transferred any interest in its Term Loans, Lenders holding at least sixty six percent (66%) of the aggregate outstanding principal balance of the Term Loans and, in respect of this clause (ii), (A) each Original Lender that has not assigned or transferred any portion of its Term Loans, (B) each assignee or transferee of an Original Lender’s interest in the Term Loans, but only to the extent that such assignee or transferee is an Affiliate or Approved Fund of such Original Lender, and (C) any Person providing financing to any Person described in clauses (A) and (B) above; provided, however, that this clause (C) shall only apply upon the occurrence of a default, event of default or similar occurrence with respect to such financing

“Second Amendment Effective Date” means February 16, 2018.

“Second Amendment Final Payment” is defined in Section 2.6(c)(ii) hereof.

“Second Draw Period” is the period (a) commencing on the date of the occurrence of the Second Tranche Milestone and (b) ending on the earlier of (i) December 31, 2018, (ii) the date that is sixty (60) days after the occurrence of the Second Tranche Milestone and (iii) the occurrence of an Event of Default; provided, however, that the Second Draw Period shall not commence if on the date of the occurrence of the Second Tranche Milestone an Event of Default has occurred and is continuing.

“Second Tranche Milestone” is the Lenders receipt, at any time after the Second Amendment Effective Date, of evidence satisfactory to the Lenders that Borrower has achieved trailing six (6) month product revenues of at least Twenty Million Dollars ($20,000,000.00) for the six (6) month period most recently ended.

“SVB Term A Loan” is defined in Section 2.2(a)(ii)(1) hereof.

“Termination Fee” is defined in Section 2.6(i) hereof.

“Third Draw Period” is the period (a) commencing on the date of the occurrence of the Third Tranche Milestone and (b) ending on the earlier of (i) March 31, 2019, (ii) the date that is sixty (60) days after the occurrence of the Third Tranche Milestone and (iii) the occurrence of an Event of Default; provided, however, that the Third Draw Period shall not commence if on the date of the occurrence of the Third Tranche Milestone an Event of Default has occurred and is continuing.

“Third Tranche Milestone” is the Lenders receipt, at any time after the Second Amendment Effective Date, of evidence satisfactory to the Lenders that Borrower has achieved trailing six (6) month product revenues of at least Twenty-Five Million Dollars ($25,000,000.00) for the six (6) month period most recently ended.

2.22     Section 13.1 (Definitions). The following terms and their respective definitions hereby are deleted in their entirety from Section 13.1 of the Loan Agreement:

“Availability Amount”, “Borrowing Base”, “Borrowing Base Certificate”, “Revolving Advance” or “Revolving Advances”, “Revolving Line”, “Revolving Line Commitment”, “Revolving Line Commitment Percentage”, “Revolving Line Maturity Date”, “Transaction Report”

2.23     Schedule 1.1 of the Loan Agreement hereby is replaced in its entirety with Schedule 1.1 attached hereto.

2.24     Exhibit B-1 of the Loan Agreement hereby is replaced in its entirety with Exhibit B-1 attached hereto.

2.25     Exhibit C of the Loan Agreement hereby is replaced in its entirety with Exhibit C attached hereto.

2.26     Exhibit D of the Loan Agreement hereby is replaced in its entirety with Exhibit D attached hereto.

2.27     Exhibit E of the Loan Agreement hereby is replaced in its entirety with Exhibit E attached hereto.

2.28     The original Secured Promissory Notes dated as of March 18, 2016 and September 28, 2017 issued by Borrower in favor of SVB hereby are cancelled, null and void and of no further force and effect. The original Secured Promissory Notes in respect of the Original Term Loans by Oxford dated as of March 18, 2016 and September 28, 2017 and issued by Borrower in favor of Oxford hereby are amended and restated in the form attached as Exhibit E to the Loan Agreement, as amended by this Amendment, and such original Secured Promissory Notes that have been amended and restated are hereby cancelled, null and void and of no further force and effect. The original Secured Promissory Note in respect of the Original Revolving Loans by Oxford dated as of March 18, 2016 and issued by Borrower in favor of Oxford hereby is cancelled, null and void and of no further force and effect. Collateral Agent hereby acknowledges and agrees on behalf of the Lenders that no Prepayment Fee shall be due and payable by Borrower in connection with this Amendment and the transactions contemplated hereby, including, without limitation, the refinancing of the Original Loans.

3.     Limitation of Amendment.

3.1     The amendments set forth in Section 2 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

3.2     This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.     Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

4.1     Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2     Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3     The organizational documents of Borrower delivered to Collateral Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4     The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5     The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6     The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower; and

4.7     This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.     Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.     Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Collateral Agent and Lenders of the following:

(a)     this Amendment by each party hereto;

(b)     the due execution and delivery to Collateral Agent of the Corporate Borrowing Certificates attached hereto;

(c)     the Disbursement Letter attached hereto;

(d)     Amended and Restated Secured Promissory Notes in favor of Oxford and each attached hereto;

(e)     a Secured Promissory Note in favor of SVB and attached hereto;

(f)     a Loan Payment/Advance Request form;

(g)     Borrower’s payment of any outstanding Obligations in respect of the Original Revolving Loans; and

(h)     Borrower’s payment of the Second Amendment Final Payment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

COLLATERAL AGENT AND LENDER: OXFORD FINANCE LLC By: /s/ Colette H. Featherly Name: Colette H. Featherly Title: Senior Vice President

LENDER: SILICON VALLEY BANK By: /s/ Kevin Fleischman Name: Kevin Fleischman Title: Director

BORROWER:
NUVECTRA CORPORATION By: /s/ Walter Berger Name: Walter Berger Title: Chief Operating Officer and Chief Financial Officer	ALGOSTIM, LLC By: /s/ Walter Berger Name: Walter Berger Title: Vice President and Treasurer

NEURONEXUS TECHNOLOGIES, INC. By: /s/ Walter Berger Name: Walter Berger Title: Vice President and Treasurer	PELVISTIM LLC By: /s/ Walter Berger Name: Walter Berger Title: Vice President and Treasurer

[Signature Page to Second Amendment to Loan and Security Agreement]

SCHEDULE 1.1

Lenders and Commitments

Term A Loans

Lender	Term A Loan Commitment	Term A Loan Commitment Percentage
OXFORD FINANCE LLC	$13,750,000.00	50.00%
SILICON VALLEY BANK	$13,750,000.00	50.00%
TOTAL	$27,500,000.00	100.00%

Term B Loans

Lender	Term B Loan Commitment	Term B Loan Commitment Percentage
OXFORD FINANCE LLC	$6,250,000.00	50.00%
SILICON VALLEY BANK	$6,250,000.00	50.00%
TOTAL	$12,500,000.00	100.00%

Term C Loans

Lender	Term C Loan Commitment	Term C Loan Commitment Percentage
OXFORD FINANCE LLC	$2,500,000.00	50.00%
SILICON VALLEY BANK	$2,500,000.00	50.00%
TOTAL	$5,000,000.00	100.00%

Aggregate (all Term Loans)

Lender	Term Loan Commitment	Term Loan Commitment Percentage
OXFORD FINANCE LLC	$22,500,000.00	50.00%
SILICON VALLEY BANK	$22,500,000.00	50.00%
TOTAL	$45,000,000.00	100.00%

EXHIBIT C

Compliance Certificate

TO:	OXFORD FINANCE LLC, as Collateral Agent and Lender SILICON VALLEY BANK, as Lender

FROM:	NUVECTRA CORPORATION, ALGOSTIM, LLC, PELVISTIM LLC and NEURONEXUS TECHNOLOGIES, INC.

The undersigned authorized officer (“Officer”) of NUVECTRA CORPORATION, ALGOSTIM, LLC, PELVISTIM LLC and NEURONEXUS TECHNOLGIES, INC. (individually and collectively, jointly and severally, “Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

a)     Borrower is in complete compliance for the period ending     with all required covenants except as noted below;

b)     There are no Events of Default, except as noted below;

c)     Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

d)     Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement;

e)     No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.

Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Actual	Complies

1)	Financial statements	Quarterly within 5 days of filing with SECA		Yes	No	N/A

2)	Annual (CPA Audited) statements	Within earlier of 180 days after FYE or 5 days of filing with SEC		Yes	No	N/A

	Reporting Covenant	Requirement	Actual	Complies

3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (within earlier of 30 days of FYE or 7 Business Days of approval by Board), and when revised		Yes	No	N/A

4)	8-K, 10-K and 10-Q Filings	If applicable, within 5 days of filing		Yes	No	N/A

5)	Compliance Certificate	Within 5 days of filing quarterly/annual financial statements with SEC		Yes	No	N/A

6)	IP Report	When required		Yes	No	N/A

7)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period		$_________	Yes	No	N/A

8)	Total amount of Borrower’s Subsidiaries’ cash and cash equivalents at the last day of the measurement period		$_________	Yes	No	N/A

Deposit and Securities Accounts
(Please list all accounts; attach separate sheet if additional space needed)

	Institution Name	Account Number	New Account?		Account Control Agreement in place?

1)			Yes	No	Yes	No

2)

3)

4)

Financial Covenants

	Covenant	Requirement	Actual	Compliance

1)	Minimum Revenues (quarterly)	See Section 6.10	$	Yes	No

Other Matters

1)	Have there been any changes in management since the last Compliance Certificate?	Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

3)	Have there been any new or pending claims or causes of action against Borrower that involve more than Two Hundred Fifty Thousand Dollars ($250,000.00)?	Yes	No

4)	Subsidiary and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.	Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

NUVECTRA CORPORATION

ALGOSTIM, LLC PELVISTIM LLC

NEURONEXUS TECHNOLOGIES, INC.

By: __________________________________

Name: ________________________________

Title: _________________________________

Date:

LENDER USE ONLY

Received by: __________________	Date: _______

Verified by: ____________________	Date: _______

Compliance Status :	Yes	No

CORPORATE BORROWING CERTIFICATE

BORROWER:	NUVECTRA CORPORATION	DATE: February 16, 2018
LENDERS	OXFORD FINANCE LLC, as Collateral Agent and Lender
SILICON VALLEY BANK, as Lender

I hereby certify as follows, as of the date set forth above:

1.     I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.

2.     Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of Delaware.

3.     Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws. Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4.     The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Collateral Agent and Lenders may rely on them until Collateral Agent and each Lender receives written notice of revocation from Borrower.

[Balance of Page Intentionally Left Blank]

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
☐

☐

☐

☐

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

Resolved Further, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from Lenders.

Execute Loan Documents. Execute any loan documents Collateral Agent or any Lender requires.

Grant Security. Grant Collateral Agent and Lenders a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5.          The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as

[print title]

of the date set forth above.

By:
Name:
Title:

[Signature Page to Corporate Borrowing Certificate – Nuvectra Corporation]

CORPORATE BORROWING CERTIFICATE

BORROWER:	NEURONEXUS TECHNOLOGIES, INC.	DATE: February 16, 2018
LENDERS	OXFORD FINANCE LLC, as Collateral Agent and Lender
SILICON VALLEY BANK, as Lender

I hereby certify as follows, as of the date set forth above:

1.     I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.

2.     Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of Michigan.

3.     Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws. Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4.     The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Collateral Agent and Lenders may rely on them until Collateral Agent and each Lender receives written notice of revocation from Borrower.

[Balance of Page Intentionally Left Blank]

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
☐

☐

☐

☐

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

Resolved Further, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from Lenders.

Execute Loan Documents. Execute any loan documents Collateral Agent or any Lender requires.

Grant Security. Grant Collateral Agent and Lenders a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5.          The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as

[print title]

of the date set forth above.

By:
Name:
Title:

[Signature Page to Corporate Borrowing Certificate – NeuroNexus Technologies, Inc.]

LIMITED LIABILITY COMPANY BORROWING CERTIFICATE

BORROWER:	PELVISTIM LLC	DATE: February 16, 2018
LENDERS	OXFORD FINANCE LLC, as Collateral Agent and Lender
SILICON VALLEY BANK, as Lender

I hereby certify as follows, as of the date set forth above:

1.     I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.

2.     Borrower’s exact legal name is set forth above. Borrower is a limited liability existing under the laws of the State of Delaware.

3.     Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Formation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s operating agreement. Neither such Certificate of Formation nor such operating agreement have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Formation and such operating agreement remain in full force and effect as of the date hereof.

4.     The following resolutions were duly and validly adopted by Borrower’s sole member and Board of Managers. Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Collateral Agent and Lenders may rely on them until Collateral Agent and each Lender receives written notice of revocation from Borrower.

[Balance of Page Intentionally Left Blank]

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
☐

☐

☐

☐

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

Resolved Further, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from Lenders.

Execute Loan Documents. Execute any loan documents Collateral Agent or any Lender requires.

Grant Security. Grant Collateral Agent and Lenders a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5.     The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as
               [print title]

of the date set forth above.

By:
Name:
Title:

[Signature Page to Limited Liability Company Borrowing Certificate – PelviStim LLC]

LIMITED LIABILITY COMPANY BORROWING CERTIFICATE

BORROWER:	ALGOSTIM, LLC	DATE: February 16, 2018
LENDERS	OXFORD FINANCE LLC, as Collateral Agent and Lender
SILICON VALLEY BANK, as Lender

I hereby certify as follows, as of the date set forth above:

1.     I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.

2.     Borrower’s exact legal name is set forth above. Borrower is a limited liability existing under the laws of the State of Delaware.

3.     Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Formation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s operating agreement. Neither such Certificate of Formation nor such operating agreement have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Formation and such operating agreement remain in full force and effect as of the date hereof.

4.     The following resolutions were duly and validly adopted by Borrower’s sole member and Board of Managers. Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Collateral Agent and Lenders may rely on them until Collateral Agent and each Lender receives written notice of revocation from Borrower.

[Balance of Page Intentionally Left Blank]

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
☐

☐

☐

☐

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

Resolved Further, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from Lenders.

Execute Loan Documents. Execute any loan documents Collateral Agent or any Lender requires.

Grant Security. Grant Collateral Agent and Lenders a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5.     The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as
               [print title]

of the date set forth above.

By:
Name:
Title:

[Signature Page to Limited Liability Borrowing Certificate – AlgoStim, LLC]